UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 4, 2014

Hawthorn Bancshares, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Missouri	0-23636	431626350
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

132 East High Street, Box 688, Jefferson City , Missouri		65102
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	573.761.6179

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.07 Submission of Matters to a Vote of Security Holders.

Hawthorn Bancshares, Inc. held its annual meeting of shareholders on Tuesday, June 3, 2014, at which meeting our shareholders voted upon the following matters:

• The election of two Class I directors to hold office for a term expiring at our 2017 annual meeting of shareholders and until their respective successors are duly elected and qualified or until their respective earlier resignation or removal;
• The ratification and approval of the selection of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2014;
• The non binding advisory vote on executive compensation; and
• The non binding advisory vote on whether future advisory votes on named executive officer compensation should occur every 1 year, every 2 years or every 3 years.

Election of Directors

At the annual meeting, Philip D. Freeman and James E. Smith each was elected as a Class I director. The following is a summary of the votes cast at the annual meeting with respect to the election of directors:

Philip D. Freeman
For - 2,256,699
Withhold - 634,091

James E. Smith
For - 1,778,779
Withhold - 1,112,012

In addition to the two Class I directors elected at the Annual Meeting, the persons continuing their term of office as members of our board of directors are:

Class III Directors (term to expire in 2016)
David T. Turner
Kevin L. Riley

Class II Directors (term to expire in 2015)
Charles G. Dudenhoeffer, Jr.
Gus S. Wetzel, II

Ratification and Approval of Independent Registered Public Accounting Firm

At the annual meeting, the selection of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2014 was ratified and approved. The following is a summary of the votes cast at the annual meeting with respect to this matter:

For - 3,638,173
Against - 38,889
Abstain - 240,015

Advisory Approval of the Compensation of our Executives

At the annual meeting, the compensation of our executives disclosed in the proxy statement prepared with respect to the annual meeting was approved. The following is a summary of the votes cast at the annual meeting with respect to this matter:

For- 2,036,375
Against- 449,159
Abstain- 405,255

At the annual meeting, non-binding advisory vote on whether future advisory votes on named executive officer compensation should occur every 1 year, every 2 years or every 3 years. The following is a summary of the votes cast at the annual meeting with respect to this matter:

1 Year - 1,097,673
2 Years - 200,135
3 Years - 1,160,993

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hawthorn Bancshares, Inc.

June 4, 2014	By:	David T. Turner

Name: David T. Turner
Title: Chairman, CEO & President

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Exhibit Index

Exhibit No.	Description

99.1	Hawthorn Bancshares Announces Results of 2014 Annual Meeting